Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.8524%



        Excess Protection Level
          3 Month Average  5.51%
          May, 1998  4.88%
          April, 1998  5.85%
          March, 1998  5.81%


        Cash Yield                                  17.95%


        Investor Charge Offs                        5.01%


        Base Rate                                   8.05%


        Over 35 Day Delinquency                     5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,911,601,602.55